UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

CMG Ultra Short Term Bond Fund
A series of Columbia Funds Series Trust I

Annual Report for the Period Ended July 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Table of Contents

Portfolio Manager's Report	1

Performance Information	3

Understanding Your Expenses	4

Financial Statements

Investment Portfolio	5

Statement of Assets and Liabilities	14

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	17

Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	26

Fund Governance	27

Board Consideration and Approval of Advisory Agreements	32

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	36

Shareholder Meeting Results	38

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Report – CMG Ultra Short Term Bond Fund

Summary

■  For the 12-month period that ended July 31, 2010, CMG Ultra Short Term Bond Fund returned 2.10%. The fund outperformed its benchmark, the Citigroup One-Year U.S. Treasury Bill Index1, which returned 0.87%. It underperformed the average return of its peer group, the Lipper Ultra-Short Obligations Funds Classification2, which was 3.14%. Riskier assets performed better than Treasury securities during the period, and the fund's risk positioning was in between its all-Treasury benchmark and some of its more aggressive competitors.

■  Two important trends marked the past 12 months. One is that interest rates came down across the maturity spectrum. While six-month yields were already extremely low when the period began, yields on securities in the 2- to 10-year maturity range fell by a full percentage point or more between July 2009 and July 2010. The result was a flattened yield curve that benefited holders of intermediate- to long-term fixed-income securities. The fund participated in these advances because it employed a "barbell" strategy, in which the fund's ultra-short target maturity level was attained by combining cash and cash equivalents along with maturities further out the short duration curve.

■  The other notable trend of the past 12 months is that investors shed the flight-to-quality mindset that had skewed the risk/reward profile of the fixed-income market ever since the financial crisis of 2008. Within this more historically normal environment, asset classes such as corporate bonds and asset-backed securities (ABS) easily outperformed Treasury securities, and securities with lower credit ratings attracted enough investors to outperform their higher-quality counterparts. The fund benefited from its commitment to the ABS market, which rose to 22% of total assets at the end of period, as we simultaneously reduced our Treasury and agency holdings (from approximately 11% of the portfolio to less than 1%). However, the fund's preference for AAA-rated ABS hurt performance relative to competing funds that invested in lower-quality instruments. Corporate bonds continue to account for about 46% of the assets of the fund and aided performance because the sector is dominated by financial issuers, which rallied strongly during the period. Finally, the biggest rally of all was enjoyed by commercial mortgage-backed securities, which accounted for between 3% and 8% of the fund's net assets and therefore made only a small contribution to overall performance.

1The Citigroup One-Year U.S. Treasury Bill Index consists of a single 1-year U.S. Treasury Bill whose return is tracked until its maturity. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Top 10 holdings

as of 07/31/10 (%)

Chase Issuance Trust, 4.550%, 03/15/13	1.4
Barclays Bank PLC, 2.500%, 01/23/13	1.3
JPMorgan Chase & Co., 1.160%, 02/26/13	1.2
Berkshire Hathaway, Inc., 0.858%, 02/11/13	1.2
Navistar Financial Corp. Owner Trust, 1.470%, 10/18/12	1.2
Federal Home Loan Mortgage Corp., REMICS, 5.000%, 02/15/32	1.1
Morgan Stanley ReREMIC Trust, 0.569%, 01/26/36	1.1
Morgan Stanley Capital I, 5.150%, 06/13/41	1.1
Capital One Multi-Asset Execution Trust, 4.850%, 11/15/13	1.0
Santander Drive Auto Receivables Trust, 1.360%, 03/15/13	1.0

Top 10 holdings are calculated as a percentage of net assets.

Portfolio Manager's Report (continued) – CMG Ultra Short Term Bond

■  Looking forward, we expect to continue to add to the fund's position in ABS, possibly reducing our corporate bond exposure in the process. We have witnessed a decline in the issuance of corporate bonds with short maturities, whereas the ABS market offers more selections with which we can comfortably maintain a commitment to the AAA segment of the market. For the portfolio as a whole, we expect to concentrate purchases in the 1 1/2-to 3-year maturity range rather than extending out further, largely because of defensive considerations. If the Federal Reserve Board shifts course and begins to raise short-term interest rates in 2012, we believe that this positioning will serve the portfolio better than had we bought longer maturities as part of our barbell strategy.

Portfolio Management

Guy C. Holbrook has managed the fund since March 2004 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Holbrook was associated with the fund's previous advisor or its predecessors since 1998.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Performance Information – CMG Ultra Short Term Bond Fund

Performance of a $3,000,000 investment 03/08/04 – 07/31/10

The chart above shows the change in value of a hypothetical $3,000,000 investment in CMG Ultra Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 07/31/10 (%)

	Inception	1-year	5-year	Life
CMG Ultra Short Term Bond Fund	03/08/04	2.10	2.82	2.47
Citigroup One-Year U.S. Treasury Bill Index		0.87	3.47	2.93

Average annual total return as of 06/30/10 (%)

	Inception	1-year	5-year	Life
CMG Ultra Short Term Bond Fund	03/08/04	1.99	2.73	2.43
Citigroup One-Year U.S. Treasury Bill Index		0.91	3.45	2.95

Index performance is from March 8, 2004.

The fund commenced operations on November 23, 2009. The returns shown for periods prior to November 23, 2009 are the returns of CMG Ultra Short Term Bond Fund, the predecessor to the fund and a portfolio of Columbia Funds Institutional Trust.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

CMG Ultra Short Term Bond Fund	0.29

Annual operating expense ratio

after contractual waivers (%)*

CMG Ultra Short Term Bond Fund	0.25

* The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 11/30/10. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Understanding Your Expenses – CMG Ultra Short Term Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

02/01/10 – 07/31/10

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,004.40	1,023.55	1.24	1.25	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Investment Portfolio – CMG Ultra Short Term Bond Fund

July 31, 2010

Corporate Fixed-Income Bonds & Notes – 45.8%
	Par ($)	Value ($)
Basic Materials – 1.2%
Chemicals – 1.2%
Dow Chemical Co.
5.900% 02/15/15	4,000,000	4,434,280
E.I. Du Pont de Nemours & Co.
4.750% 11/15/12	3,000,000	3,243,090
Potash Corp. of Saskatchewan, Inc.
7.750% 05/31/11	5,900,000	6,244,501
Chemicals Total		13,921,871
Basic Materials Total		13,921,871
Communications – 6.1%
Media – 1.2%
Comcast Cable Communications LLC
6.750% 01/30/11	5,000,000	5,138,500
Comcast Corp.
5.500% 03/15/11	4,500,000	4,622,328
Cox Communications, Inc.
6.750% 03/15/11	4,000,000	4,143,652
Media Total		13,904,480
Telecommunications – 4.9%
British Telecommunications PLC
9.375% 12/15/10	10,000,000	10,295,630
Cellco Partnership/Verizon Wireless Capital LLC
3.065% 05/20/11 (08/20/10) (a)(b)	1,900,000	1,939,115
3.750% 05/20/11	8,000,000	8,196,264
Deutsche Telekom International Finance
5.375% 03/23/11	1,675,000	1,721,351
France Telecom SA
7.750% 03/01/11	12,000,000	12,471,456
Motorola, Inc.
7.625% 11/15/10	9,693,000	9,890,088
Qwest Corp.
7.875% 09/01/11	5,000,000	5,225,000
Telefonica Emisiones SAU
0.674% 02/04/13 (08/04/10) (a)(b)	10,000,000	9,674,630
Telecommunications Total		59,413,534
Communications Total		73,318,014
Consumer Cyclical – 1.0%
Retail – 1.0%
CVS Caremark Corp.
2.037% 09/10/10 (a)	1,725,000	1,727,957

	Par ($)	Value ($)
Yum! Brands, Inc.
8.875% 04/15/11	10,000,000	10,520,780
Retail Total		12,248,737
Consumer Cyclical Total		12,248,737
Consumer Non-Cyclical – 7.2%
Beverages – 2.9%
Anheuser-Busch Companies, Inc.
6.000% 04/15/11	3,500,000	3,613,214
Anheuser-Busch InBev Worldwide, Inc.
1.267% 03/26/13 (09/26/10) (a)(b)(c)	10,000,000	10,005,130
Dr Pepper Snapple Group, Inc.
1.700% 12/21/11	5,460,000	5,484,701
PepsiCo, Inc.
0.556% 07/15/11 (a)	8,750,000	8,756,265
SABMiller PLC
6.200% 07/01/11 (c)	7,000,000	7,302,603
Beverages Total		35,161,913
Cosmetics/Personal Care – 0.1%
Avon Products, Inc.
5.125% 01/15/11	1,500,000	1,530,303
Cosmetics/Personal Care Total		1,530,303
Food – 2.1%
Campbell Soup Co.
6.750% 02/15/11	2,000,000	2,067,410
ConAgra Foods, Inc.
6.750% 09/15/11	3,500,000	3,704,705
7.875% 09/15/10	3,625,000	3,652,963
HJ Heinz Finance Co.
6.000% 03/15/12	1,000,000	1,072,839
6.625% 07/15/11	1,000,000	1,050,838
Kellogg Co.
6.600% 04/01/11	2,000,000	2,077,712
Kraft Foods, Inc.
5.625% 11/01/11	6,000,000	6,293,130
Safeway, Inc.
5.800% 08/15/12	5,000,000	5,427,720
Food Total		25,347,317
Pharmaceuticals – 2.1%
Abbott Laboratories
5.600% 05/15/11	3,000,000	3,118,542
Express Scripts, Inc.
5.250% 06/15/12	6,000,000	6,409,266
Merck & Co., Inc.
1.875% 06/30/11	5,000,000	5,054,260

See Accompanying Notes to Financial Statements.

CMG Ultra Short Term Bond Fund

July 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Novartis Capital Corp.
1.900% 04/24/13	5,300,000	5,425,594
Pfizer, Inc.
4.450% 03/15/12	5,000,000	5,285,560
Pharmaceuticals Total		25,293,222
Consumer Non-Cyclical Total		87,332,755
Energy – 2.3%
Oil & Gas – 2.3%
Anadarko Finance Co.
6.750% 05/01/11	10,000,000	10,175,930
BP Capital Markets PLC
5.250% 11/07/13	8,000,000	8,086,848
Conoco Funding Co.
6.350% 10/15/11	3,000,000	3,195,927
Premcor Refining Group, Inc.
6.125% 05/01/11	1,000,000	1,025,743
Shell International Finance BV
1.300% 09/22/11	4,000,000	4,031,388
Valero Energy Corp.
6.875% 04/15/12	1,000,000	1,074,211
Oil & Gas Total		27,590,047
Energy Total		27,590,047
Financials – 20.8%
Banks – 14.6%
American Express Centurion Bank
5.200% 11/26/10	1,750,000	1,773,949
Bank of America Corp.
5.375% 08/15/11	10,000,000	10,423,790
Bank of Nova Scotia/Houston
0.788% 03/05/12 (09/07/10) (a)(b)	9,250,000	9,245,218
Barclays Bank PLC
2.500% 01/23/13	15,000,000	15,148,530
BB&T Corp.
3.100% 07/28/11	5,300,000	5,413,150
3.850% 07/27/12	2,100,000	2,200,248
Capital One Financial Corp.
5.700% 09/15/11	10,000,000	10,410,010
Citibank N.A.
1.375% 08/10/11 (d)	5,000,000	5,047,640
Citigroup, Inc.
5.250% 02/27/12	3,500,000	3,650,773
Comerica Bank
0.634% 08/24/11 (08/24/10) (a)(b)	1,000,000	995,452

	Par ($)	Value ($)
Commonwealth Bank of Australia
0.644% 11/04/11 (08/04/10) (a)(b)(c)	6,000,000	5,998,506
Credit Suisse/New York NY
5.000% 05/15/13	8,000,000	8,661,464
Deutsche Bank AG/London
2.375% 01/11/13	3,500,000	3,542,035
Goldman Sachs Group, Inc.
0.533% 02/06/12 (08/06/10) (a)(b)	6,000,000	5,914,488
ING Bank NV
1.157% 01/13/12 (10/13/10) (a)(b)(c)	10,000,000	10,050,300
JPMorgan Chase & Co.
1.160% 02/26/13 (08/26/10) (a)(b)	15,000,000	15,019,320
Morgan Stanley
0.775% 01/18/11 (10/18/10) (a)(b)	1,000,000	997,447
0.780% 01/09/12 (10/09/10) (a)(b)	6,500,000	6,379,925
Rabobank Nederland NV
2.650% 08/17/12 (c)	2,850,000	2,923,923
Royal Bank of Canada
2.250% 03/15/13	3,000,000	3,069,456
Royal Bank of Scotland Group PLC
0.798% 03/30/12 (08/31/10) (a)(b)(c)	8,000,000	7,947,488
Santander US Debt SA Unipersonal
1.333% 03/30/12 (09/30/10) (a)(b)(c)	5,000,000	4,860,145
2.485% 01/18/13 (c)	10,000,000	9,826,560
State Street Bank & Trust Co.
1.850% 03/15/11 (d)	2,650,000	2,675,999
U.S. Bancorp
2.250% 03/13/12	1,000,000	1,025,936
UBS AG/Stamford CT
1.584% 02/23/12 (08/23/10) (a)(b)	8,000,000	8,040,776
Wachovia Corp.
0.636% 04/23/12 (10/25/10) (a)(b)	5,000,000	4,962,100
Wells Fargo & Co.
0.685% 08/20/10 (a)	4,000,000	4,000,752
4.625% 08/09/10	1,000,000	1,000,674
Westpac Banking Corp.
2.100% 08/02/13 (e)	5,000,000	5,035,520
Banks Total		176,241,574

See Accompanying Notes to Financial Statements.

CMG Ultra Short Term Bond Fund

July 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Diversified Financial Services – 3.3%
American Express Credit Corp.
0.498% 10/04/10 (08/04/10) (a)(b)	1,150,000	1,150,095
5.000% 12/02/10	3,515,000	3,558,157
American Express Travel Related Services Co., Inc.
5.250% 11/21/11 (c)	1,900,000	1,975,550
American Honda Finance Corp.
0.707% 03/27/12 (09/27/10) (a)(b)(c)	3,000,000	2,983,032
2.375% 03/18/13 (c)	4,000,000	4,073,504
Capital One Bank
5.750% 09/15/10	2,750,000	2,764,341
Credit Suisse USA, Inc.
0.726% 03/02/11 (09/02/10) (a)(b)	4,000,000	4,003,976
General Electric Capital Corp.
0.548% 01/26/11 (10/26/10) (a)(b)	1,000,000	1,000,320
0.648% 04/10/12 (10/12/10) (a)(b)	3,305,000	3,276,094
0.794% 02/01/11 (08/02/10) (a)(b)	4,977,000	4,987,258
HSBC Finance Corp.
0.584% 08/09/11 (08/09/10) (a)(b)	850,000	842,999
International Lease Finance Corp.
4.875% 09/01/10	2,000,000	2,000,000
National Rural Utilities Cooperative Finance Corp.
7.250% 03/01/12	2,000,000	2,193,034
PACCAR Financial Corp.
1.950% 12/17/12	4,100,000	4,150,574
Principal Life Global Funding I
6.250% 02/15/12 (c)	1,000,000	1,063,907
Diversified Financial Services Total		40,022,841
Insurance – 2.7%
Berkshire Hathaway Finance Corp.
0.828% 01/11/11 (10/12/10) (a)(b)	1,500,000	1,502,409
Berkshire Hathaway, Inc.
0.858% 02/11/13 (08/11/10) (a)(b)	14,700,000	14,750,700
Hartford Financial Services Group, Inc.
5.250% 10/15/11	1,775,000	1,833,396
Lincoln National Corp.
6.200% 12/15/11	2,000,000	2,114,146
MetLife, Inc.
6.125% 12/01/11	3,269,000	3,454,421

	Par ($)	Value ($)
Metropolitan Life Global Funding I
0.927% 07/13/11 (10/13/10) (a)(b)(c)	6,400,000	6,391,373
Prudential Financial, Inc.
5.100% 12/14/11	1,800,000	1,889,670
Insurance Total		31,936,115
Real Estate Investment Trusts – 0.2%
Simon Property Group LP
4.875% 08/15/10	2,500,000	2,501,862
Real Estate Investment Trusts Total		2,501,862
Financials Total		250,702,392
Industrials – 3.2%
Aerospace & Defense – 1.4%
Boeing Co.
1.875% 11/20/12	5,000,000	5,093,120
Northrop Grumman Systems Corp.
7.125% 02/15/11	10,000,000	10,320,840
United Technologies Corp.
6.350% 03/01/11	1,750,000	1,806,515
Aerospace & Defense Total		17,220,475
Machinery – 0.1%
John Deere Capital Corp.
0.960% 08/19/10 (a)	1,000,000	1,000,254
Machinery Total		1,000,254
Transportation – 1.7%
CSX Corp.
5.750% 03/15/13	5,000,000	5,473,375
Ryder System, Inc.
5.950% 05/02/11	7,500,000	7,745,227
Union Pacific Corp.
6.650% 01/15/11	7,094,000	7,267,016
Transportation Total		20,485,618
Industrials Total		38,706,347
Information Technology – 0.5%
Computers – 0.5%
Dell, Inc.
3.375% 06/15/12	2,250,000	2,340,200
Hewlett-Packard Co.
4.250% 02/24/12	3,000,000	3,157,002
Computers Total		5,497,202
Information Technology Total		5,497,202

See Accompanying Notes to Financial Statements.

CMG Ultra Short Term Bond Fund

July 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Technology – 0.8%
Office/Business Equipment – 0.6%
Xerox Corp.
4.250% 02/15/15	2,000,000	2,109,752
5.500% 05/15/12	5,000,000	5,322,235
Office/Business Equipment Total		7,431,987
Software – 0.2%
Oracle Corp.
5.000% 01/15/11	2,000,000	2,037,102
Software Total		2,037,102
Technology Total		9,469,089
Utilities – 2.7%
Electric – 2.7%
Columbus Southern Power Co.
0.937% 03/16/12 (09/16/10) (a)(b)	4,500,000	4,502,479
Consolidated Edison Co.
7.500% 09/01/10	2,210,000	2,221,158
Detroit Edison Co.
6.125% 10/01/10	4,000,000	4,034,196
Georgia Power Co.
0.857% 03/15/13 (09/15/10) (a)(b)	10,000,000	10,013,010
Oncor Electric Delivery Co.
6.375% 05/01/12	8,000,000	8,645,520
Southern Co.
5.300% 01/15/12	3,500,000	3,707,645
Electric Total		33,124,008
Utilities Total		33,124,008
Total Corporate Fixed-Income Bonds & Notes (cost of $549,686,693)		551,910,462
Asset-Backed Securities – 22.0%
Ally Auto Receivables Trust
1.450% 05/15/14	4,000,000	4,035,521
AmeriCredit Automobile Receivables Trust
0.970% 01/15/13	4,000,000	4,001,190
1.220% 10/08/13	7,500,000	7,517,902
5.420% 08/08/11	128,188	128,760
AmeriCredit Prime Automobile Receivable
1.400% 11/15/12	2,227,386	2,228,888
BMW Vehicle Lease Trust
2.040% 04/15/11	255,566	255,728

	Par ($)	Value ($)
Capital Auto Receivables Asset Trust
1.371% 05/16/11 (08/16/10) (a)(b)(c)	7,252,588	7,255,138
5.020% 09/15/11	746,222	748,786
Capital One Multi-Asset Execution Trust
0.837% 10/15/15 (09/15/10) (a)(b)	10,000,000	9,976,216
4.850% 11/15/13	12,411,000	12,652,547
4.850% 02/18/14	5,000,000	5,147,822
Centex Home Equity
6.540% 01/25/32 (a)	172,916	22,871
Chase Issuance Trust
0.361% 03/15/13 (08/16/10) (a)(b)	6,968,000	6,965,655
0.791% 09/17/12 (08/16/10) (a)(b)	4,400,000	4,402,108
4.550% 03/15/13	16,155,000	16,454,693
4.650% 12/17/12	10,718,000	10,811,868
Chrysler Financial Auto Securitization Trust
1.150% 11/08/11	7,600,000	7,617,893
6.250% 05/08/14 (c)	3,135,000	3,265,515
Chrysler Financial Lease Trust
1.780% 06/15/11 (c)	11,100,000	11,141,350
Citibank Credit Card Issuance Trust
1.891% 05/15/14 (08/16/10) (a)(b)	10,000,000	10,234,467
4.750% 10/22/12	8,390,000	8,468,797
CitiFinancial Auto Issuance Trust
1.830% 11/15/12 (c)	4,405,637	4,422,323
CNH Equipment Trust
4.780% 07/16/12	1,758,739	1,777,008
Discover Card Master Trust
0.991% 09/15/15 (08/16/10) (a)(b)	8,500,000	8,566,093
Ford Credit Auto Lease Trust
1.040% 03/15/13 (c)	10,000,000	10,018,916
Ford Credit Auto Owner Trust
2.100% 11/15/11	2,043,006	2,046,428
3.960% 04/15/12	2,201,288	2,227,903
4.280% 05/15/12	3,626,665	3,677,632
5.150% 11/15/11	1,604,545	1,623,110
5.400% 08/15/11	256,781	257,301
Ford Credit Floorplan Master Owner Trust
1.991% 12/15/14 (08/16/10) (a)(b)(c)	10,000,000	10,204,534
Harley-Davidson Motorcycle Trust
2.000% 07/15/12	4,554,711	4,567,743
2.520% 05/15/12	233,624	234,326
Honda Auto Receivables Owner Trust
1.500% 08/15/11	562,786	563,749
2.220% 08/15/11	1,950,131	1,954,247

See Accompanying Notes to Financial Statements.

CMG Ultra Short Term Bond Fund

July 31, 2010

Asset-Backed Securities (continued)
	Par ($)	Value ($)
Household Automotive Trust
5.300% 11/17/11	75,416	75,585
Hyundai Auto Receivables Trust
5.040% 01/17/12	452,427	455,431
Navistar Financial Corp. Owner Trust
1.470% 10/18/12 (c)	14,000,000	14,051,092
Nissan Auto Lease Trust
1.390% 01/15/16	10,000,000	10,056,699
Nissan Auto Receivables Owner Trust
2.940% 07/15/11	234,646	235,155
3.920% 04/15/11	57,804	57,887
Peco Energy Transition Trust
6.520% 12/31/10	2,757,192	2,771,595
Santander Drive Auto Receivables Trust
1.360% 03/15/13	12,500,000	12,532,637
Silverleaf Finance LLC
5.360% 07/15/22 (c)	3,769,671	3,808,386
TXU Electric Delivery Transition Bond Co. LLC
4.810% 11/17/14	492,363	518,026
USAA Auto Owner Trust
4.160% 04/16/12	1,241,005	1,248,238
4.280% 10/15/12	1,097,721	1,113,543
4.900% 02/15/12	406,950	407,687
Volkswagen Auto Loan Enhanced Trust
5.470% 03/20/13	9,457,713	9,797,449
Volvo Financial Equipment LLC
1.060% 06/15/12 (c)	6,000,000	6,012,923
Wachovia Auto Owner Trust
1.488% 03/20/14 (08/20/10) (a)(b)	8,600,000	8,689,185
Westlake Automobile Receivables Trust
1.750% 12/17/12 (c)	7,300,202	7,302,924
World Omni Auto Receivables Trust
5.280% 01/17/12	748,600	752,379
Total Asset-Backed Securities (cost of $266,033,942)		265,361,849
Collateralized Mortgage Obligations – 9.9%
Agency – 7.5%
Federal Home Loan Mortgage Corp. REMICS
3.850% 04/15/17	3,674,413	3,739,424
3.900% 08/15/30	1,068,411	1,086,658
4.000% 07/15/28	1,000,000	1,021,381
4.500% 11/15/16	6,252	6,253
4.500% 02/15/17	720,512	736,175
4.500% 09/15/18	5,268,299	5,497,770
4.500% 08/15/22	3,231,589	3,342,733
4.500% 05/15/29	2,762,940	2,799,505
4.500% 11/15/29	2,535,366	2,565,774

	Par ($)	Value ($)
4.500% 07/15/34	8,428,105	8,728,402
4.750% 05/15/31	2,042,385	2,083,972
5.000% 01/15/18	5,337,899	5,518,687
5.000% 05/15/22	4,282,629	4,471,866
5.000% 08/15/25	58,102	58,312
5.000% 11/15/29	1,992,073	2,018,121
5.000% 10/15/30	7,694,677	7,961,758
5.000% 02/15/32	13,466,983	13,784,035
5.500% 01/15/22	3,903,061	3,973,846
5.500% 11/15/26	3,172,865	3,183,173
5.500% 07/15/27	3,922,790	3,955,002
6.000% 09/15/27	838,461	842,157
Federal National Mortgage Association REMICS
4.500% 09/25/16	717,290	738,730
4.500% 07/25/21	1,857,433	1,897,555
5.250% 07/25/35	6,212,615	6,452,773
6.000% 02/25/27	2,031,366	2,035,923
6.000% 01/25/29	1,625,763	1,687,359
6.000% 12/25/29	169,520	169,475
Agency Total		90,356,819
Non-Agency – 2.4%
Axon Financial Funding Ltd.
1.000% 04/04/17 (a)(c)(f)(g)(h)	1,750,000	875
Bear Stearns Alt-A Trust
0.549% 12/25/46 (08/25/10) (a)(b)	204,079	10,579
Credit Suisse Mortgage Capital Certificates
5.000% 01/27/36 (08/01/10) (a)(b)(c)	3,641,488	3,636,273
5.000% 04/27/37 (08/01/10) (a)(b)(c)	4,100,093	4,102,709
Granite Master Issuer PLC
0.501% 12/17/54 (08/17/10) (a)(b)	750,000	472,500
Indymac Index Mortgage Loan Trust
0.569% 04/25/37 (08/25/10) (a)(b)	252,652	25,539
JPMorgan Mortgage Trust
5.500% 04/25/36	142,970	140,107
Kildare Securities Ltd.
0.597% 12/10/43 (09/10/10) (a)(b)(c)	493,993	470,193
Leek Finance PLC
0.649% 12/21/38 (09/21/10) (a)(b)(c)	1,257,570	1,150,400

See Accompanying Notes to Financial Statements.

CMG Ultra Short Term Bond Fund

July 31, 2010

Collateralized Mortgage Obligations (continued)
	Par ($)	Value ($)
Morgan Stanley ReREMIC Trust
0.569% 01/26/36 (08/25/10) (a)(b)(c)	13,414,531	12,877,950
RBSSP Resecuritization Trust
0.607% 08/26/36 (08/25/10) (a)(b)(c)	5,667,315	5,440,623
WAMU Trust
4.771% 10/25/35 (08/01/10) (a)(b)	251,044	235,957
Non-Agency Total		28,563,705
Total Collateralized Mortgage Obligations (cost of $122,642,439)		118,920,524
Commercial Mortgage-Backed Securities – 8.0%
Banc of America Commercial Mortgage, Inc.
6.186% 06/11/35	6,463,610	6,800,540
First Union National Bank Commercial Mortgage
6.223% 12/12/33	5,715,331	5,964,481
6.141% 02/12/34	4,842,990	5,068,467
GE Capital Commercial Mortgage Corp.
6.269% 12/10/35	9,340,000	9,878,426
JPMorgan Chase Commercial Mortgage Securities Corp.
4.767% 03/12/39	5,453,000	5,785,082
5.857% 10/12/35	10,310,107	10,695,112
6.162% 05/12/34	7,100,000	7,505,205
Morgan Stanley Capital I
5.150% 06/13/41	12,000,000	12,874,619
Morgan Stanley Dean Witter Capital I
5.740% 12/15/35	10,812,491	11,352,011
6.510% 04/15/34	8,284,147	8,687,771
Wachovia Bank Commercial Mortgage Trust
4.867% 02/15/35	11,000,000	11,661,907
Total Commercial Mortgage-Backed Securities (cost of $96,062,620)		96,273,621
Municipal Bonds – 4.5%
Alabama – 0.2%
AL University of Alabama
Series 2008 B,
LOC: Regions Bank 1.250% 09/01/31 (08/05/10) (a)(b)	2,500,000	2,500,000
Alabama Total		2,500,000
Illinois – 1.1%
IL Municipal Electric Agency
Series 2009,
4.160% 02/01/13	750,000	783,847

	Par ($)	Value ($)
IL State
Series 2010:
2.766% 01/01/12	9,000,000	9,014,310
3.321% 01/01/13	3,500,000	3,519,460
Illinois Total		13,317,617
Kansas – 0.2%
KS Olathe
Diamant Boart, Inc.,
Series 1997 B, LOC: Svenska Handelsbanken 0.680% 03/01/27 (08/05/10) (a)(b)	2,000,000	2,000,000
Kansas Total		2,000,000
Massachusetts – 0.6%
MA Housing Finance Agency
Series 2009 E,
3.390% 09/01/11	2,675,000	2,712,289
MA State
Series 2009 D,
3.000% 07/01/11	4,000,000	4,058,600
Massachusetts Total		6,770,889
Mississippi – 0.5%
MS Business Finance Corp.
The Pointe at MSU LLC,
Series 2009, LOC: Midland States Bank, LOC: Federal Home Loan Bank 0.420% 12/01/39 (08/04/10) (a)(b)	6,115,000	6,115,000
Mississippi Total		6,115,000
New York – 0.6%
NY Dormitory Authority
Series 2005 G,
5.080% 03/15/11	4,515,000	4,645,258
NY New York
Series 2010 G-2,
1.650% 03/01/12	3,000,000	2,994,390
New York Total		7,639,648

See Accompanying Notes to Financial Statements.

CMG Ultra Short Term Bond Fund

July 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Texas – 0.3%
TX State
Series 2006 E,
SPA: Dexia Credit Local 0.450% 12/01/26 (08/04/10) (a)(b)	3,400,000	3,400,000
Texas Total		3,400,000
Virgin Islands – 0.5%
VI Virgin Islands Public Finance Authority
Series 2009 A2,
3.000% 10/01/11	6,650,000	6,720,956
Virgin Islands Total		6,720,956
Virginia – 0.5%
VA Small Business Financing Authority
Sentara Healthcare,
Series 2010, 3.000% 11/01/11	5,755,000	5,922,643
Virginia Total		5,922,643
Total Municipal Bonds (cost of $54,485,619)		54,386,753
Government Obligations – 1.7%
Foreign Government Obligations – 1.5%
African Development Bank
0.788% 03/23/11 (09/23/10) (a)(b)	8,000,000	7,990,440
Russian Federation
3.000% 05/14/11	10,000,000	10,038,500
Foreign Government Obligations Total		18,028,940
U.S. Government Obligations – 0.2%
U.S. Treasury Notes
0.875% 03/31/11	3,000,000	3,012,423
U.S. Government Obligations Total		3,012,423
Total Government Obligations (cost of $21,051,311)		21,041,363
Mortgage-Backed Securities – 0.1%
Federal Home Loan Mortgage Corp.
2.641% 02/01/36 (08/01/10) (a)(b)	685,517	710,210

	Par ($)	Value ($)
Federal National Mortgage Association
3.486% 03/01/34 (08/01/10) (a)(b)	396,373	412,829
Total Mortgage-Backed Securities (cost of $1,078,365)		1,123,039
Short-Term Obligations – 10.0%
Certificate of Deposit – 0.8%
Deutsche Bank AG/New York NY
0.825% 01/19/12 (10/19/10) (a)(b)	10,000,000	9,934,100
Certificate of Deposit Total		9,934,100
Commercial Paper – 9.0%
Amsterdam Funding Corp.
0.340% 09/14/10	5,000,000	4,997,922
Argento Variable Funding Co., LLC
0.550% 09/21/10	11,800,000	11,790,806
Bryant Park Funding LLC
0.300% 08/13/10	4,087,000	4,086,591
Charta LLC
0.260% 08/03/10	8,000,000	7,999,884
Citigroup Funding, Inc.
0.310% 08/04/10	5,000,000	4,999,871
CRC Funding LLC
0.500% 09/20/10	5,000,000	4,996,528
Fairway Finance Corp.
0.310% 08/02/10	10,000,000	9,999,914
New York Life Capital Corp.
0.250% 08/02/10	5,000,000	4,999,965
Regency Markets No. 1, LLC
0.300% 08/23/10	5,000,000	4,999,083
0.320% 08/19/10	5,000,000	4,999,200
Roche Holding, Inc.
0.210% 08/02/10	5,000,000	4,999,971
Salisbury Receivables Co.
0.270% 08/30/10	15,000,000	14,996,738
Thunder Bay Funding LLC
0.270% 08/26/10	10,000,000	9,998,125
Westpac Banking Corp.
0.310% 08/30/10	14,540,000	14,536,369
Commercial Paper Total		108,400,967
Variable Rate Demand Notes – 0.2%
MS State
Series 2009 B,
0.540% 11/17/10	1,975,000	1,976,462
Variable Rate Demand Notes Total		1,976,462

See Accompanying Notes to Financial Statements.

CMG Ultra Short Term Bond Fund

July 31, 2010

Short-Term Obligations (continued)
	Par ($)	Value ($)
Repurchase Agreement – 0.0%
Repurchase agreement with Fixed Income Clearing Corp., dated 07/30/10, due 08/02/10 at 0.150%, collateralized by a U.S. Government Agency obligation maturing 07/26/13, market value $360,450 (repurchase proceeds $349,004)	349,000	349,000
Repurchase Agreement Total		349,000
Total Short-Term Obligations (cost of $120,724,967)		120,660,529
Total Investments – 102.0% (cost of $1,231,765,956)(i)		1,229,678,140
Other Assets & Liabilities, Net – (2.0)%		(24,205,383)
Net Assets – 100.0%		1,205,472,757

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at July 31, 2010.

(b)  Parenthetical date represents the next interest rate reset date for the security.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2010, these securities, which are not illiquid except for the following, amounted to $180,564,145, which represents 15.0% of net assets.

Security	Acquisition Date	Par	Cost	Value
Axon Financial Funding Ltd., 1.000% 04/04/17	04/04/07	$1,750,000	$1,750,000	$875

(d)  Security is guaranteed by the Federal Deposit Insurance Corporation.

(e)  Security purchased on a delayed delivery basis.

(f)  Security issued by a structured investment vehicle.

(g)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2010, the value of this security amounted to $875 which represents less than 0.1% of net assets.

(h)  The issuer is in default of certain debt covenants. Income is not being accrued. At July 31, 2010, the value of this security amounted to $875 which represents less than 0.1% of net assets.

(i)  Cost for federal income tax purposes is $1,238,259,123.

The following table summarizes the inputs used, as of July 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Corporate Fixed-Income Bonds & Notes	$—	$551,910,462	$—	$551,910,462
Total Asset-Backed Securities	—	265,361,849	—	265,361,849
Collateralized Mortgage Obligations
Agency	—	90,356,819	—	90,356,819
Non-Agency	—	28,562,830	875	28,563,705
Total Collateralized Mortgage Obligations	—	118,919,649	875	118,920,524
Total Commercial Mortgage-Backed Securities	—	96,273,621	—	96,273,621
Total Municipal Bonds	—	54,386,753	—	54,386,753
Government Obligations
Foreign Government Obligations	—	18,028,940	—	18,028,940
U.S. Government Obligations	3,012,423	—	—	3,012,423
Total Government Obligations	3,012,423	18,028,940	—	21,041,363
Total Mortgage-Backed Securities	—	1,123,039	—	1,123,039
Total Short-Term Obligations	—	120,660,529	—	120,660,529
Total Investments	$3,012,423	$1,226,664,842	$875	$1,229,678,140

See Accompanying Notes to Financial Statements.

CMG Ultra Short Term Bond Fund

July 31, 2010

The following table reconciles asset balances for the year ended July 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities	Balance as of July 31, 2009	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of July 31, 2010
Collateralized Mortgage Obligations Non-Agency	$130,000	$—	$—	$343,375	$—	$—	$—	$(472,500)	$875

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributed to securities owned at July 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $16,625. This amount is included in net changes in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At July 31, 2010, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	45.8
Asset-Backed Securities	22.0
Collateralized Mortgage Obligations	9.9
Commercial Mortgage-Backed Securities	8.0
Municipal Bonds	4.5
Government Obligations	1.7
Mortgage-Backed Securities	0.1
92.0
Short-Term Obligations	10.0
Other Assets & Liabilities, Net	(2.0)
100.0

Acronym	Name
LOC	Letter of Credit

REMICS	Real Estate Mortgage Investment Conduits

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – CMG Ultra Short Term Bond Fund
July 31, 2010

		($)
Assets	Investments, at cost	1,231,765,956
	Investments, at value	1,229,678,140
	Cash	369
	Receivable for:
	Investments sold	6,810,603
	Fund shares sold	1,249,999
	Interest	7,142,226
	Foreign tax reclaims	9,371
	Expense reimbursement due from investment advisor	8,954
	Trustees' deferred compensation plan	17,196
	Total Assets	1,244,916,858
Liabilities	Payable for:
	Investments purchased	27,399,866
	Investments purchased on a delayed delivery basis	4,996,800
	Fund shares repurchased	3,947,476
	Distributions	2,784,449
	Investment advisory fee	257,430
	Trustees' fees	78
	Audit fee	39,399
	Trustees' deferred compensation plan	17,196
	Other liabilities	1,407
	Total Liabilities	39,444,101
	Net Assets	1,205,472,757
Net Assets Consist of	Paid-in capital	1,223,098,467
	Overdistributed net investment income	(6,409,992)
	Accumulated net realized loss	(9,127,902)
	Net unrealized depreciation on investments	(2,087,816)
	Net Assets	1,205,472,757
	Shares outstanding	132,542,120
	Net asset value, offering and redemption price per share	$9.10

See Accompanying Notes to Financial Statements.

Statement of Operations – CMG Ultra Short Term Bond Fund
For the Year Ended July 31, 2010

		($)
Investment Income	Interest	15,718,005
	Foreign taxes withheld	(966)
	Total Investment Income	15,717,039
Expenses	Investment advisory fee	2,418,212
	Trustees' fees	37,808
	Audit fee	40,850
	Other expenses	3,740
	Expenses before interest expense	2,500,610
	Interest expense	155
	Total Expenses	2,500,765
	Fees waived or expenses reimbursed by investment advisor	(82,397)
	Net Expenses	2,418,368
	Net Investment Income	13,298,671
Net Realized and Unrealized Gain (Loss) on Investments
	Net realized gain (loss) on:
	Investments	2,330,056
	Net realized loss on violation of investment restriction (See Note 8)	(23,515)
	Reimbursement of realized loss on violation of investment restriction (See Note 8)	23,515
	Net realized gain	2,330,056
	Net change in unrealized appreciation (depreciation)	919,831
	Net Gain	3,249,887
	Net Increase Resulting From Operations	16,548,558

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – CMG Ultra Short Term Bond Fund

		Year Ended July 31,
Increase (Decrease) in Net Assets		2010 ($)(a)	2009 ($)
Operations	Net investment income	13,298,671	3,925,183
	Net realized gain (loss) on investments	2,330,056	(517,491)
	Net change in unrealized appreciation (depreciation) on investments	919,831	153,906
	Net increase resulting from operations	16,548,558	3,561,598
Distributions to Shareholders	From net investment income	(26,132,770)	(4,719,238)
	Net Capital Stock Transactions	876,818,458	242,801,133
	Total increase in net assets	867,234,246	241,643,493
Net Assets	Beginning of period	338,238,511	96,595,018
	End of period	1,205,472,757	338,238,511
	Overdistributed net investment income at end of period	(6,409,992)	(510,406)

	Capital Stock Activity
	Year Ended July 31, 2010 (a)		Year Ended July 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	185,933,884	1,702,117,609	35,703,127	326,523,221
Distributions reinvested	158,671	1,449,757	15,601	142,256
Redemptions	(90,475,281)	(826,748,908)	(9,189,644)	(83,864,344)
Net increase	95,617,274	876,818,458	26,529,084	242,801,133

(a)  On November 23, 2009, the Predecessor Fund was reorganized into the Fund. The financial information of the Fund's shares includes financial information of the Predecessor Fund's shares.

See Accompanying Notes to Financial Statements.

Financial Highlights – CMG Ultra Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended July 31,
	2010 (a)		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$9.16		$9.29		$9.59	$9.62		$9.67
Income from Investment Operations:
Net investment income (b)	0.13		0.26		0.43	0.47		0.38
Net realized and unrealized gain (loss) on investments	0.06		(0.07)		(0.30)	(0.03)		(0.02)
Total from investment operations	0.19		0.19		0.13	0.44		0.36
Less Distributions to Shareholders:
From net investment income	(0.25)		(0.32)		(0.43)	(0.47)		(0.41)
Return of capital	—		—		—	—		—	(c)
Total distributions to shareholders	(0.25)		(0.32)		(0.43)	(0.47)		(0.41)
Net Asset Value, End of Period	$9.10		$9.16		$9.29	$9.59		$9.62
Total return (d)(e)	2.10	%(f)	2.16%		1.42%	4.62	%(g)	3.84%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.25%		0.25%		0.25%	0.25%		0.25	%(h)
Interest expense	—	%(i)	—	%(i)	—	—		—
Net expenses	0.25%		0.25%		0.25%	0.25%		0.25	%(h)
Waiver/Reimbursement	0.01%		0.04%		0.07%	0.06%		0.07%
Net investment income	1.38%		2.82%		4.58%	4.88%		3.93	%(h)
Portfolio turnover rate	90%		103%		69%	108%		48%
Net assets, end of period (000s)	$1,205,473		$338,239		$96,595	$152,793		$89,863

(a)  On November 23, 2009, CMG Ultra Short Term Bond Fund, a portfolio of Columbia Funds Institutional Trust, was reorganized into a newly formed series of Columbia Funds Series Trust I, which was also named CMG Ultra Short Term Bond Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. The reimbursement had an impact of less than 0.01% on the Fund's total return.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – CMG Ultra Short Term Bond Fund
July 31, 2010

Note 1. Organization

CMG Ultra Short Term Bond Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), was the investment advisor of the Fund.

Shares of the Fund are available for purchase by institutional investors investing directly in the Fund, by institutional investors investing in the Fund as an advisory client of the New Advisor, and by institutional investors investing in the Fund as an advisory client of BOA. Please see the Fund's prospectus for further details, including applicable investment minimums.

On November 23, 2009, the Fund acquired all of the assets and liabilities of CMG Ultra Short Term Bond Fund (the "Predecessor Fund"), a portfolio of Columbia Funds Institutional Trust, pursuant to a reorganization. The reorganization qualified as a tax-free exchange for federal income tax purposes.

As part of the reorganization, shares of the Predecessor Fund were exchanged for shares of the Fund on a share for share basis. The Predecessor Fund was organized as a separate portfolio of Columbia Funds Institutional Trust, a Massachusetts business trust that was registered under the 1940 Act as an open-end management investment company. The Fund is continuing the business, including carrying forward the financial and performance history, of the Predecessor Fund.

Investment Objective

The Fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.

Fund Shares

The Trust may issue an unlimited number of shares of beneficial interest which are offered continuously at net asset value.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset-backed and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark

CMG Ultra Short Term Bond Fund, July 31, 2010 (continued)

yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed and mortgage-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the "amendment"), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are

CMG Ultra Short Term Bond Fund, July 31, 2010 (continued)

creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for amortization/accretion adjustments, defaulted bonds and paydown gain/loss reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$6,934,513	$(6,934,546)	$33

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

CMG Ultra Short Term Bond Fund, July 31, 2010 (continued)

The tax character of distributions paid during the years ended July 31, 2010 and July 31, 2009 was as follows:

	July 31,
Distributions paid from:	2010	2009
Ordinary Income*	$26,132,770	$4,719,238

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of July 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$3,160,421	$—	$(8,580,983)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales and amortization/accretion adjustments.

Unrealized appreciation and depreciation at July 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$3,094,365
Unrealized depreciation	(11,675,348)
Net unrealized depreciation	$(8,580,983)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2012	$29,640
2013	47,961
2014	627,248
2015	685,751
2016	213,699
2017	2,249,159
2018	1,022,769
Total	$4,876,227

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2010, post-October capital losses of $4,244,317 attributed to security transactions were deferred to August 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

In connection with the Closing, the New Advisor provides investment advisory services to the Fund. The Fund's investment advisory fee is a unified fee. The New Advisor, out of the unified fee it receives from the Fund, pays all accounting fees, legal fees, transfer agent fees, custody fees, expenses of the Chief Compliance Officer, the commitment fee for the line of credit (see Note 6) and miscellaneous expenses of the Fund. The unified fee does not include brokerage fees, taxes, fees and expenses of the independent Trustees (including legal counsel fees), audit fees, interest expense associated with any borrowings by the Fund or extraordinary expenses, if any. The unified fee is paid monthly to the New Advisor at the annual rate of 0.25% of the Fund's average daily net assets.

Prior to the Closing, Columbia provided investment advisory, administrative and other services to the Fund under the same unified fee structure.

CMG Ultra Short Term Bond Fund, July 31, 2010 (continued)

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement. Prior to the Closing, Columbia provided administrative services to the Fund as discussed in the Investment Advisory Fee note above.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. The pricing and bookkeeping fees for the Fund were paid by Columbia. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. The New Advisor will continue to pay the pricing and bookkeeping fees for the Fund.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The transfer agent fees for the Fund are payable by the New Advisor. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Fee Waivers and Expense Reimbursements

Effective May 1, 2010, the New Advisor has contractually agreed to bear a portion of the Fund's expenses through November 30, 2010, so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.25% of the Fund's average daily net assets. There is no guarantee that this arrangement will continue after November 30, 2010. Prior to May 1, 2010, Columbia contractually reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund,

CMG Ultra Short Term Bond Fund, July 31, 2010 (continued)

along with other affiliated funds, is charged its pro-rata share of the expenses associated with the Chief Compliance Officer. The expenses of the Chief Compliance Officer charged to the Fund are payable by the New Advisor. Prior to the Closing, the Fund's expenses of the Chief Compliance Officer were paid by Columbia.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Portfolio Information

For the year ended July 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $1,573,837,381 and $744,343,110, respectively, of which $216,273,096 and $113,034,722, respectively, were U.S. Government securities.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended July 31, 2010, the average daily loan balance outstanding on days where borrowing existed was $2,200,000 at a weighted average interest rate of 0.99%.

Note 7. Shareholder Concentration

As of July 31, 2010, one shareholder account owned 99.9% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Other

Prior to the Closing, the Fund purchased a security in violation of investment restrictions and experienced a realized loss of $23,515. Columbia reimbursed the Fund for the loss.

Note 9. Significant Risks and Contingencies

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof.

CMG Ultra Short Term Bond Fund, July 31, 2010 (continued)

Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other

CMG Ultra Short Term Bond Fund, July 31, 2010 (continued)

adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of CMG Ultra Short Term Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Ultra Short Term Bond Fund (the "Fund")(a series of Columbia Funds Series Trust I) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 20, 2010

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River, Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds); Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; UAL Corporation (airline)

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer[1] (Born 1940)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 64; Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer may technically be an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for, engage in principal transactions with or distribute shares of a Fund or other funds or accounts advised/managed by the Adviser or any sub-adviser to a Fund.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Marybeth Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Board Consideration and Approval of Advisory Agreements

The Board unanimously approved the Advisory Agreements at a meeting held on December 17, 2009. These agreements were approved by shareholders on March 3, 2010, and took effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. ("Ameriprise") (the "Transaction").

The Advisory Fees and Expenses Committee (the "Committee") of the Board met on multiple occasions to review the investment management services agreements (the "Advisory Agreements") for the funds for which the Trustees serve as trustees (each a "Fund," and collectively, the "Funds"). On December 14, 2009, the Committee recommended that the full Board approve the Advisory Agreements. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Advisory Agreements and who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), approved the Advisory Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) ("CMIA") for each Fund. Prior to their approval of the Advisory Agreements, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BOA, Columbia, CMIA and Ameriprise. In connection with their most recent approval of the Funds' previous advisory agreements (the "Former Advisory Agreements") on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the Transaction with representatives of BOA, Columbia, CMIA and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Advisory Agreement, as well as certain information obtained through CMIA's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable.

The Trustees considered all materials that they, their legal counsel or CMIA believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees' approvals included the factors set forth below:

(i)  the reputation, financial strength, regulatory histories and resources of CMIA and its parent, Ameriprise;

(ii)  the capabilities of CMIA with respect to compliance, including an assessment of CMIA's compliance system by the Funds' Chief Compliance Officer;

(iii)  the qualifications of the personnel of CMIA that would be expected to provide advisory services to each Fund, including CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams;

(iv)  the terms and conditions of the Advisory Agreements, including the differences between the Advisory Agreements and Former Advisory Agreements in

connection with CMIA's efforts to standardize such agreements across the Columbia Fund complex and the legacy RiverSource fund complex;

(v)  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

(vi)  the commitment of CMIA and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following closing of the Transaction;

(vii)  that the Trustees recently had completed a full annual review of the Former Advisory Agreements, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund were sufficient to warrant their approval;

(viii)  that the advisory fee rates payable by each Fund would not change;

(ix)  that CMIA and BOA, and not any Fund, would bear the costs of obtaining approvals of the Advisory Agreements;

(x)  that Ameriprise and CMIA had agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there would not be imposed on any Fund any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)  that certain members of CMIA's management had a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into CMIA and its affiliates as a result of the Transaction also had experience in integrating fund families; and that the senior management of CMIA following the Transaction would include certain senior executives of Columbia who were, at that time, responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by CMIA and its affiliates and the resources to be dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by CMIA with respect to the nature, extent and quality of services to be provided by it, CMIA's compliance programs and compliance records, the ability of CMIA (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it indicated it would devote to each Fund. As noted above, the Trustees also considered CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of CMIA. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by CMIA and its affiliates, including discussions with the Funds' Chief Compliance Officer regarding CMIA's compliance program. The Trustees also discussed CMIA's compliance program with the Chief Compliance Officer for the legacy RiverSource funds. The Trustees also considered CMIA's representation that the Funds' Chief Compliance Officer would serve as the Chief Compliance Officer of CMIA following the Transaction. The Trustees considered CMIA's ability to provide administrative services to the Funds, noting that while some Former Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered CMIA's ability to coordinate the activities of each Fund's other service providers. The Trustees considered performance information provided by CMIA with respect to other mutual funds advised by CMIA, and discussed with senior executives of CMIA its process for identifying which portfolio management teams of the legacy Columbia and legacy CMIA organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Advisory Agreements supported the approval of such agreements.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each Fund to CMIA under the Advisory Agreements were the same as those that were paid by each Fund to Columbia under the Former Advisory Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

The Trustees noted that in certain cases the effective advisory fee rate for a legacy RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that CMIA's investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Former Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and CMIA's undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by CMIA to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA and the additional resources required to manage mutual funds effectively. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that were provided under the Former Advisory Agreements would not be provided under the Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although CMIA had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise's and CMIA's covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each Fund supported the approval of the Advisory Agreements.

Costs of Services to be Provided and Profitability. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the legacy Columbia and legacy CMIA organizations, the Trustees considered, among other things, CMIA's projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by CMIA regarding their respective financial conditions. The Trustees considered that CMIA proposed to continue voluntary expense caps currently in effect for the Funds and that CMIA had undertaken not to change these caps without further discussion with the Independent Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to CMIA and its affiliates from its relationship with each Fund supported the approval of the Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any anticipated economies of scale in the provision by CMIA of services to each Fund, to groups of related Funds and to CMIA's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise's anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the distribution of the Funds, and noted that the proposed management fee schedules for the Funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Advisory Agreements.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the engagement of CMIA to provide administrative services to the Funds and the engagement of CMIA's affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds' distributor, which would be an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

Conclusion. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Advisory Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

EXCERPT FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

Shareholder Meeting Results

CMG Ultra Short Term Bond Fund

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
842,339,942	199,560	249,454	0

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
836,141,517	6,397,976	249,454	9

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of CMG Ultra Short Term Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Transfer Agent*

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor*

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

*As of May 1, 2010

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

CMG Ultra Short Term Bond Fund
One Financial Center
Boston, MA 02111-2621

www.columbiamanagement.com

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1366 A (9/10)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that John D. Collins, Douglas A. Hacker, Charles R. Nelson and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Collins, Mr. Hacker, Mr. Nelson and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant, which was re-domiciled during the period, and whose report to stockholders is included in this annual filing. Fee information for 2009 also includes fees for the thirteen series of the registrant that liquidated on July 30, 2009.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2010 and July 31, 2009 are approximately as follows:

2010	2009
$32,100	$32,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2010 and July 31, 2009 are approximately as follows:

2010	2009
$4,600	$64,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2010 and 2009, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended July 31, 2010 and July 31, 2009, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2010 and July 31, 2009 are approximately as follows:

2010	2009
$4,200	$159,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2009 also includes Tax Fees for agreed-upon procedures related to fund mergers and the review of final tax returns.

During the fiscal years ended July 31, 2010 and July 31, 2009, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2010 and July 31, 2009 are approximately as follows:

2010	2009
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31, 2010 and July 31, 2009 are approximately as follows:

2010	2009
$1,156,500	$829,700

In both fiscal years 2010 and 2009, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2010 also includes fees for agreed upon procedures related to the sale of the long-term asset management business and fees related to the review of revenue modeling schedules.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended July 31, 2010 and July 31, 2009 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2010 and July 31, 2009 are approximately as follows:

2010	2009
$1,165,300	$1,053,500

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/J. Kevin Connaughton
J. Kevin Connaughton, President

Date	September 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/J. Kevin Connaughton
J. Kevin Connaughton, President

Date	September 20, 2010

By (Signature and Title)	/s/Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	September 20, 2010